THE SECURITIES REPRESENTED BY THIS WARRANT, INCLUDING THE SHARES ISSUABLEUPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

WARRANT AGREEMENT

of

MSP RECOVERY, INC.

2710 Le Jeune Road Floor 10

Coral Gables, Florida

Dated as of: September 30, 2022 (the “Effective Date”)

WHEREAS, MSP Recovery, Inc., a Delaware corporation (the “Company”), has entered into an Amendment to CPIA dated September 30, 2022 (the “Amendment”) with Brickell Key Investments LP, a Delaware limited partnership (the “Holder”), pursuant to which the Holderhas agreed to make certainfinancial accommodations to Company;

WHEREAS, in connection with such financial accommodations and the consummation of all other transactions contemplated under the Amendment, the Company desires to grant Holder the right to purchase Class A common shares in the Company in accordance with the terms and conditions of this Warrant Agreement, subject to the limitations, including those described in Sections 3 and 4, herein (the “Agreement” or the “Warrant”).

NOW, THEREFORE, in consideration of the mutualcovenants and agreements contained herein and in the Amendment, and other good and valuableconsideration the receiptand sufficiency of which is hereby acknowledged, the Company and Holder hereby agree as follows:

FOR VALUE RECEIVED, the Company hereby grants to Holder or its permitted assigns, and the Holder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from the Company shares of Class A common stock in the Company (the "Class A Shares"). The maximum amount of Class A Shares that the Holder may purchase from the Company is 66,666,666 shares of Class A Common Stock (the “Amount”) for a purchase price equal to $6,666.67 ($0.0001per Class A Share) (the “Exercise Price”), and is payable in cash. The Exercise Price may be adjusted from time to time in accordance with Section 5 hereof, according to the terms, conditions and procedures set forth herein. This Warrant (the “Warrant”) will expire at 5:00 p.m. (Eastern Time), on September 30, 2027 (the “Expiration Date”) and may be exercised in whole or in part by Holder at any time prior to such date. The Class A Shares issued upon exercise of this Warrant shall sometimes be referred to herein as “Warrant Interests”. This Warrant is subject to the following terms and conditions:

1.
Exercise; Payment; Issuance of Certificates

Upon electing to purchase Class A Shares on the terms and conditions herein, Holder must deliver to the Company (i) an exercise form, as attached hereto as Exhibit A and subject to the restrictions described in Sections 3 and 4 herein (the “Exercise Form”), (ii) the investment representation letter attached hereto as Exhibit B, each duly completed and executed, to the Company at its principal office (or at such other location as the Company may advise the Holder in writing),(iii) payment of the aggregate Exercise Price (“Purchase Price”) corresponding to the portion of the Amount being exercised pursuant to the Exerciser Notice. Once the entire Amount of Class A Shares have been exercised through one or more Exercise Forms, the Holder shall surrender this Warrant.

In addition, any purchase of Class A Shares by Holder hereunder shall be made pursuant to the following additional terms and procedures:

a.
Payment of the Purchase Price shall be made in cash, transmitted by certified check or wire transfer. If Holder fails to deliver an Exercise Form to the Company by the Expiration Date, properly completed and executed, along with payment in full of the Purchase Price for the Class A Shares to be purchased thereunder, this Warrant shall expire and all rights granted pursuant to this Warrant shall automatically terminate and Holder shall waive its right to purchase any shares hereunder.
b.
The Company agrees that the Class A Shares to be purchased hereunder upon exercise of this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Class A Shares as of the close of business on the date on which Holder has delivered to the Company the Exercise Form hereunder, properly completed and executed, along with payment in full for the shares purchased thereunder.
2.
Exercise Price; Shares to Be Fully Paid; Issuance of Additional Shares
a.
The Company covenants and agrees that all Class A Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any person and free of all taxes, liens and charges with respect to the issue thereof, except for the restrictions and limitations described in Sections3 and 4 herein.
b.
The Warrant provides for the purchase of up to 66,666,666 Class A Shares, as of the Effective Date. The Holder acknowledges and agrees that the issuance by the Company of additional shares after the Effective Date will reduce the Holder’s proportionate rights with respect to the Company, including without limitation the Class A Shares issued to the Holder upon exercise of this Warrant.
3.
Restrictions on Sale

Holder irrevocably agrees that it will not offer, sell, contract to sell or otherwise dispose of, directly or indirectly, more than 15% of the Amount per month, or enter into a transaction that would have the same effect, enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Class A Shares, whether any of these transactions are to be settled by delivery of the Class A Common Stock, or otherwise, or publicly disclose the intention to make any such offer, sale or disposition. Holder agrees that the Company can and will, if Holderattempts to sell more than 15% of the Amountper month, (i) place an irrevocable stop order on all Class A Shares held by Holder, including those which may be covered by a registration statement, and (ii) notify the Company’s transfer agent in writing of the stop order and the restrictions on the Class A Shares pursuant to the Amendment. Holder agrees that, upon selling any Class A Shares that were issued upon exercise of this Warrant ("Share Sales"), it will notify the Company of such Share Sale, including the amount and price of shares sold.

4.
Adjustment of Exercise Price

a.
The Exercise Price is subject to adjustment in accordance with this Section 5 and from time to time upon the occurrence of certain events described in this Section 5.
b.
In the event the Company shall, at any time or from time to time after the Effective Date, issue any equity as a sharesdividend to the beneficial holdersof shares, or subdivide or combine the outstanding sharesinto a greater or lesser number (any such sale, issuance, subdivision or combination being herein called a “Capital Change”), then, and thereafter upon each CapitalChange, the ExercisePrice in effectimmediately prior to such Capital Change shall be changed to a price (including any applicable fraction of a cent) determined by dividing (a) the total number of shares outstanding, on a fully diluted basis, immediately prior to such Capital Change, multiplied by the Exercise Price in effect immediately prior to such Capital Change,by (b) the total number of shares outstanding, on a fully diluted basis, immediately after such Capital Change. In the case of any reclassification, capital reorganization or other equivalent change of outstanding shares, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and numberof shares or other securities or property (including cash) received upon such reclassification, capital reorganization or other change,that might have been acquiredupon exercise of this

Warrant immediately prior to such reclassification, capital, reorganization or other change. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other equivalent changes of outstanding shares.

5.
Issue Tax

In the event the Company elects to issue a certificate or certificates for any shares purchased hereunder, such issuance of certificates shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

6.
Closing of Books

Subject to the limitations described herein, the Companywill not close its transfer books against the transfer of any Warrant or of any shares, or take any action in any manner which interferes with the timely exercise of this Warrant.

7.
Modification and Waiver

This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

8.
Notices

All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Holderat the Holder’s address as shown on the books of the Company or to the Company at the addressindicated therefor in the headingof this Warrant or such other addressas either may from time to time provide to the other.

9.
Binding Effect on Successors

This Warrant shall be binding upon any business entity succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company’s assets.All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof. This Warrant may not be assigned by Holder without the prior written consent of the Company, other than to Sean Fitzpatrick. If this Warrant is assigned pursuant to the terms hereof, the term “Holder” shall be deemed to refer to the permitted assignee(s).

10.
Descriptive Headings and Governing Law

The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

The validity, interpretation, and performance of this Agreement and the Warrant shall be governed in all respects by the laws of the State of New York, withoutgiving effect to conflicts of law principles that would resultin the application of the substantive laws of anotherjurisdiction. The Companyand Holder herebyagree that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be broughtand enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company and the Holder hereby waive any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

11.
Lost Warrant

The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer thereunto duly authorized as of the Effective Date.

The Company:

MSP RECOVERY, INC.

_____________________________________

Name: Alexandra Plasencia

Title: Authorized Signatory

EXHIBIT A

EXERCISE FORM

, 20

MSP Recovery, Inc.

Ladies and Gentlemen:

The undersigned holder (“Holder”) of that certain Warrant (the “Warrant”), issued by MSP Recovery, Inc.

(the “Company”)and dated September 30, 2022, hereby exercises its right to purchase pursuant thereto the number of common shares of the Company (“Warrant Interests”) at an exercise price (“Exercise Price”) and aggregate purchase price

(the “Purchase Price”) listed immediately below:

Number of WarrantInterests Exercise Price

Pursuant to the terms of the Warrant, the Holder delivers the Purchase Price herewith in cash or by certified check, or by wire transfer according to the following instructions:

Account No.: Routing Number:

The Holder also makes the representations set forth on the attached Exhibit B to the Warrant.

Very truly yours,

HOLDER:

NAME:

print name of individual or entity

IF HOLDER IS AN INDIVIDUAL:

By:

signature

IF HOLDER IS AN ENTITY:

Name:

print name of person signing/or entity

Title:

print title of person signing/or entity

ADDRESS:

STREET:

CITY:

STATE AND ZIP:

FACSIMILE:

EXHIBIT B

INVESTMENT REPRESENTATION LETTER

THIS INVESTMENT REPRESENTATION LETTER MUST BE COMPLETED, SIGNED AND RETURNED TO MSP RECOVERY, INC., ALONG WITH THE ASSOCIATED EXERCISE FORM(S) BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT WITH AN EFFECTIVE DATE OF SEPTEMBER 30, 2022.

, 202

MSP RECOVERY, INC.

Ladies and Gentlemen:

Pursuant to the exercise of that certain Warrant, with an Effective Date of September 30, 2022 (the “Warrant”), issued by MSP Recovery, Inc. (the “Company”), the undersigned holder of the Warrant (“Purchaser”) intends to purchase common shares of the Company. The common shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the United States Securities Act of 1933, as amended (the “33 Act”), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

1.
Purchaser is acquiring the common shares for its own account,for investment purposesonly, without the intent toward the further sale or distribution thereof, and Purchaser shall not make any sale, transfer or other disposition of the shares in violation of the 33 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any other applicable securities law.

2.
Purchaser has been advised that the common shares have not been registered under the 33 Act or any state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser’s representations set forth in this letter.

3.
Purchaser has been informed that under the 33 Act, the shares must be held indefinitely unless subsequently registered underthe 33 Act or unlessan exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the shares.

Very truly yours,

PURCHASER:

NAME:

print name of individual or entity

IF PURCHASER IS AN INDIVIDUAL:

By:

IF PURCHASER IS AN ENTITY:

Name:

print name of person signing for entity

Title:

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